The New Market Fund

Annual Report for the
Year Ended August 31, 2002

                                                              September 16, 2002


Dear Shareholders:

     The New Market Fund compared favorably to the markets and equity averages, which were down considerably over the past year. Our stated objective to outperform the S&P 500 continues to be met. To paraphrase Buffett in his recent annual report, "While you can't eat relative returns, gaining a small advantage over the index annually `must prove rewarding' for long term investors, if you believe the S&P 500 will produce reasonably, satisfactory results over time."

                                          ----------------------

                                                One Year
----------------------------------------- ----------------------
----------------------------------------- ----------------------

The New Market Fund                               -5.84%
----------------------------------------- ----------------------
----------------------------------------- ----------------------

S&P 500                                          -18.00%
----------------------------------------- ----------------------

     While no one likes a bear market, they are, unfortunately, a normal part of market cycles. This downturn has been particularly painful due to its longevity, a timeframe we have not experienced since the early 1930's. However, we are beginning to see the "classic" signs of a market bottom and believe a turnaround is surfacing.

     If we had to pick one indicator that has consistently preceded market turnarounds, it would be investor sentiment. Recently, the American Association of Independent Investors' polls show an extremely pessimistic 37% sentiment reading, compared to 85% in January, and 90%+ in early 2000 at the market peak. This pessimistic sentiment is at a level we have not seen since the lows of August 1998, April 1994 and the early 1990s - all periods preceding major market upturns. Coupled with increased insider buying, buybacks, cash (vs. stock) mergers, and a non-existent IPO calendar, the combination of these factors points to a high probability of a new bull market, in our opinion. While no one indicator is perfect, all in tandem can be a reliable signal.

     In addition, a recent SEC order requiring CEOs of large corporations to swear under oath to the integrity of their earnings should quickly dilute the massive distrust of the reported earnings which has accelerated the market downturn in recent months. And finally, there is serious discussion and support from leaders in the Administration to eliminate the double taxation of dividends, which would provide support for the markets.

     All in all, we are quite positive about the market outlook from here, far more than we were at the beginning of the year. The reliable Fed valuation model of comparing the earnings yield of the market to the 10-year Treasury note reflects a 20% discount in the market. (For comparison, the same model signaled a 70% overvaluation at the market peak in March 2000). Within the market, we are finding ample companies trading at discounts to their fair value. We believe the discount will close as merger-and-acquisition activities accelerate over the next several years.

     It is noteworthy to mention that your Fund earned the highest rating by Morningstar with a 5-STAR rating. This honor is given to the top 10% of all funds in their respective categories. We also earned a 5-star rating for our below-average risk, validating our focus on consistency and conservatism.

     Thank you for your continued patience and confidence through these difficult market times. We look forward to a more positive market environment with returns exceeding other investment alternatives going forward.

                                        Best regards,

                                        Stephen M. Goddard, CFA
                                        Portfolio Manager, The New Market Fund
                                        E-Mail:  SGoddard@TLCAdvisory.com
                                        (804) 775-0317

SMG:mwm

[Graph begins here]
-------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
              THE NEW MARKET FUND VS LIPPER LARGE CAP VALUE INDEX

Date            The New Market Fund     Lipper Large Cap Value Index
--------        -------------------     ----------------------------
10/1/98         10.0                    10.0
8/31/99         11.3                    12.8
8/31/00         11.4                    13.8
8/31/01         11.3                    12.5
8/31/02         10.7                    10.4

Past performance is not predective of future performance. Performance figures include deduction of maximum applicable sales charges.
-------------------------------------------------------------------------------

          -------------------------------------------------------------
          Average Annual Total Return for Period Ended August 31, 2002*

                          1 Year 3 Year Since Inception

                               -8.43% -2.86% 1.66%

                  * The total return shown does not reflect the
                   deduction of taxes that a shareholder would
                   pay on Fund distributions or redemption of
                                  Fund shares.
          -------------------------------------------------------------


------------------------------------------------------------------------------
       The Lipper Large Cap Value Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market
      capitalizations (on a three-year weighted basis) of greater than 300%
     of the dollar-weighted median market capitalization of the S&P Mid-Cap
                                   400 Index.

     (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
------------------------------------------------------------------------------

                               THE NEW MARKET FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2002

Number
of Shares         Security Description                             Market Value
----------        ----------------------                           ------------
                  COMMON STOCK:            91.08%

                  AEROSPACE/DEFENSE:        1.51%
    2,400         Honeywell International                       $       71,880
                                                                 --------------
                  CHEMICALS:                0.54%
    7,480         Ethyl Corp.*                                          25,432
                                                                 --------------

                  CONSUMER GOODS:           8.08%
    8,900         Gillette Co.                                         280,617
    2,400         Nike Inc.                                            103,632
                                                                 --------------
                                                                       384,249
                                                                 --------------
                  DIVERSIFIED:              4.44%
    8,500         Tredegar Industries Inc.                             150,875
      200         Wesco Financial Corp.                                 60,600
                                                                 --------------
                                                                       211,475
                                                                 --------------
                  DRILLING:                 1.41%
    2,200         Atwood Oceanics Inc.*                                 66,946
                                                                 --------------

                  ELECTRONICS:              2.56%
    2,500         Emerson Electric                                     121,950
                                                                 --------------

                  FINANCIALS:              23.87%
    3,900         Ambac Financial Group                                224,289
    3,000         American Express Co.                                 108,180
    2,600         Federal Home Loan Mortgage Corp.                     166,660
    2,600         Markel Corp.*                                        542,490
    1,800         Wells Fargo Co.                                       93,942
                                                                 --------------
                                                                     1,135,561
                                                                 --------------
                  INSURANCE:               30.97%
      502         Berkshire Hathaway Inc-Class B*                    1,224,880
      800         White Mountains Insurance                            248,800
                                                                 --------------
                                                                     1,473,680
                                                                 --------------
                  MEDICAL:                  0.11%
      140         Zimmer Holdings Inc.*                                  5,166
                                                                 --------------
                  REIT:                     9.69%
    7,500         First Industrial Realty Trust                  $     248,250
   12,800         United Dominion Realty Trust                         212,608
                                                                 --------------
                                                                       460,858
                                                                 --------------
                  RETAIL:                   3.25%
   11,100         Circuit City Stores                                  154,734
                                                                 --------------

                  TELECOMMUNICATIONS:       0.87%
    3,000         AT&T Corp.                                            36,660
      965         AT&T Wireless*                                         4,767
                                                                 --------------
                                                                        41,427
                                                                 --------------
                  TRANSPORT SERVICES:       3.78%
    3,800         Fedex Corp.                                          179,930
                                                                 --------------


                  TOTAL INVESTMENTS:
                  (Cost: $3,811,903)**     91.08%                    4,333,288
                  Other assets, net         8.92                       424,508
                                          --------                 -----------
                  NET ASSETS              100.00%              $     4,757,796
                                          ========                 ===========


     *Non-income producing
     **Cost for Federal income tax purpose is $3,811,903 and net unrealized appreciation consists of:

              Gross unrealized appreciation       $        837,109
              Gross unrealized depreciation               (315,724)
                                                    ---------------
              Net unrealized appreciation         $        521,385
                                                    ===============

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002
------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $3,811,903)
 (Notes 1 & 3)                                                 $    4,333,288
Cash                                                                  422,630
Dividends Receivable                                  3,824
Deferred organization costs (Note 1)                 12,429
                                               --------------
         TOTAL ASSETS                                               4,772,171
                                                               --------------

LIABILITIES
Due to investment advisor (Note 2)                                     7,808
Accrued expenses                                                       6,567
                                                               --------------
         TOTAL LIABILITIES                                            14,375
                                                               --------------

NET ASSETS                                                   $     4,757,796
                                                               ==============
NET ASSET VALUE AND REDEMPTION (Note 2)
PRICE PER
SHARE ($4,757,796 / 433,533 shares outstanding)              $        10.97
                                                               ==============
MAXIMUM OFFERING PRICE PER SHARE ($10.97 x 100 / 97.25)      $        11.28
                                                               ==============
At August 31, 2002 there were 50,000,000 shares of $.01
 par value stock authorized and components of net assets are:
     Paid in capital                                         $     4,837,281
     Accumulated net realized loss on investments                   (600,870)
     Net unrealized appreciation of investments                      521,385
                                                               ---------------
     Net Assets                                              $     4,757,796
                                                               ===============

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
-------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividend income                               $   62,504
      Interest income                                    2,073
                                                     ---------
             Total income                                          $   64,577
                                                                     ---------

EXPENSES
      Investment advisory fees (Note 2)                54,218
      12b-1 fees (Note 2)                              27,108
      Recordkeeping and administrative  services
        (Note 2)                                       15,000
      Legal and audit fees                             14,539
      Transfer agent fees (Note 2)                     26,550
      Custodian and accounting fees (Note 3)           25,508
      Organization expense amortization                11,012
      Shareholder servicing and reports (Note 2)       10,195
      Registration                                      9,173
      Miscellaneous                                    11,884
                                                     --------
         Total expenses                                               205,187
      Management fee waiver and reimbursed expenses (Note 2)          (92,310)
      Custody credits (Note 3)                                         (4,948)
                                                                     ----------
         Net expenses                                                 107,929
                                                                     ----------
      Net investment loss                                             (43,352)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS
      Net realized loss on investments                               (385,789)
      Net increase in unrealized appreciation on investments          119,889
                                                                     ----------
      Net loss on investments                                        (265,900)
                                                                     ----------
      Net decrease in net assets resulting from operations       $   (309,252)
                                                                     ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                       Years ended
                                           -----------------------------------
                                           August 31, 2002    August 31, 2001
                                           ---------------    ---------------
OPERATIONS
      Net investment loss                      $ (43,352)       $  (45,827)
      Net realized loss on investments          (385,789)         (174,180)
      Change in unrealized appreciation of
         investments                             119,889           195,905
                                               ----------        ----------
      Net decrease in net assets resulting
         from operations                        (309,252)          (24,102)
CAPITAL SHARE TRANSACTIONS
      Net increase (decrease) in net assets
       resulting from capital share
       transactions*                            (594,870)          339,045
                                               -----------       -----------
      Net increase (decrease) in net assets     (904,122)          314,943
      Net assets at beginning of year          5,661,918         5,346,975
                                               -----------       ------------

NET ASSETS at the end of the year            $ 4,757,796       $ 5,661,918
                                               ===========      =============

* A summary of capital share transactions follows:

                                                   Years ended
                               ----------------------------------------------
                                  August 31, 2002            August 31, 2001
                                  ---------------            ----------------
                               Shares          Value      Shares        Value
                               ------          -----      ------        -----
Shares sold                    22,951     $  267,272      83,317   $  967,257
Shares redeemed               (75,410)      (862,142)    (53,918)   (628,212)
                              --------      ---------    --------   ----------
Net increase (decrease)       (52,459)     $(594,870)     29,399   $ 339,045
                              ========     ==========    ========  ===========




See Notes to Financial Statements

THE NEW MARKET FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------

                                                      Years ended August 31,               Period ended
                                                   --------------------------------
                                                 2002             2001         2000      August 31, 1999*

                                               -----------    -----------    ---------      -------------
Per Share Operating Performance
Net asset value, beginning of period           $       11.65  $       11.71  $    11.64      $      10.00
                                               -------------  -------------  ----------      ------------
Income from investment operations-
   Net investment loss                                (0.10)          (0.09)      (0.03)            (0.03)
   Net realized and unrealized
       gain (loss) investments                        (0.58)           0.03        0.10              1.67
                                               -------------  -------------  -----------     ------------
Total from investment operations                      (0.68)          (0.06)       0.07              1.64
                                               -------------  -------------  -----------     ------------
Net asset value, end of period                $       10.97   $       11.65  $    11.71      $      11.64
                                               =============  =============  ==========      ============

Total Return                                          (5.84%)        (0.51%)       0.60%           13.20%
                                               =============  =============  ==========      ============
Ratios/Supplemental Data
Net assets, end of period (000's)             $       4,758   $      5,662   $    5,347      $     3,256
Ratio to average net assets (A)
   Expenses  (B)                                  2.08%           2.07%         1.99%           1.99%**
   Expense ratio - net (C)                        1.99%           1.99%         1.99%           1.99%**
   Net investment loss                           (0.80%)         (0.83%)       (0.34%)         (0.41%)**
Portfolio turnover rate                           7.09%           8.72%        32.86%           8.31%

* Commencement of operations October 1, 1998
** Annualized

(A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the fund received.


See Notes to Financial Statements

THE NEW MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2002

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998.

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $250,533 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2002, the Fund has a post-October capital loss deferral of $350,337 which will be recognized in the following tax year.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Management Agreement, the Manager, Virginia Management Investment Corporation ("VMIC"), provides investment management services for an annual fee of 1.0% of the average daily net assets of the Fund. VMIC has contractually agreed to waive its fees and reimburse the Fund through December 31, 2002 for expenses in order to limit the operating expenses to 1.99% of average net assets. For the year ended August 31, 2002, the manager waived fees of $54,218 and reimbursed other expenses of $10,984.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2002 was $284,880.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the year ended August 31, 2002, there were $27,108 of distribution expenses incurred and waived by VMIC.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$20,077 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares during the year ended August 31, 2002 were $1,205. Also, a one percent redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. Shares redeemed subject to a redemption fee will receive a lower redemption value per share.


     First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $3,600, from the Fund in connection with the purchases and sales of securities in the Fund's portfolio during the year ended August 31, 2002.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $25,625 for its services for the year ended August 31, 2002.

     Certain officers and/or directors of the Fund are also officers, principals and/or directors of VMIC, CSS, FDCC and FSI.

NOTE 3 -INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2002, aggregated $355,030 and $1,375,044, respectively.

     The custodian has provided credits in the amount of $4,948 against custodian charges based on credits on cash balances of the Fund.

NOTE 4 -DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Capital loss carryforward              $  (250,533)
         Post-October capital losses               (350,337)
         Unrealized appreciation                    521,385
                                               --------------
                                               $    (79,485)
                                               ==============

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, the Fund decreased undistributed net investment loss by $43,352 and decreased paid in capital by $43,352.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of The New Market Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Market Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 1, 1998 through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 20, 2002

 SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director:
--------------------------- ------------------ ------------ -------------------------------- --------------------
John Pasco, III(2)          Chairman,          7            Mr. Pasco is Treasurer and a     Vontobel Funds,
 (56)                       Director and                    Director of Commonwealth         Inc.--3 Funds; The
                            Treasurer since                 Shareholder Services, Inc.,      World Insurance
                            May, 1997                       ("CSS"), the Company's           Trust--1 Fund
                                                            Administrator, since
                                                            1985; President and
                                                            Director of First
                                                            Dominion Capital
                                                            Corp., ("FDCC"), the
                                                            Company's
                                                            Underwriter;
                                                            Director and
                                                            shareholder of Fund
                                                            Services, Inc., the
                                                            Company's Transfer
                                                            and Disbursing Agent
                                                            since 1987;
                                                            President and
                                                            Treasurer of
                                                            Commonwealth Capital
                                                            Management, Inc.
                                                            since 1983 which
                                                            also owns an
                                                            interest in the
                                                            investment manager
                                                            of The New Market
                                                            Fund and an interest
                                                            in the investment
                                                            adviser to the Third
                                                            Millennium Russia
                                                            Fund, two other
                                                            funds of the
                                                            Company; President
                                                            of Commonwealth
                                                            Capital Management,
                                                            LLC, a registered
                                                            investment adviser,
                                                            since December,
                                                            2000; Shareholder of
                                                            Commonwealth Fund
                                                            Accounting, Inc.,
                                                            which provides
                                                            bookkeeping
                                                            services; Chairman,
                                                            Director and
                                                            Treasurer of
                                                            Vontobel Funds,
                                                            Inc., a registered
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Interested Director (continued):
-----------------------------------------------------------------------------------------------------------------
John Pasco, III(2)                                          investment   company, since
 (56)                                                       March, 1997; Chairman,
                                                            Director and Treasurer of The
                                                            World Insurance Trust, a
                                                            registered investment company,
                                                            since May, 2002.  Mr. Pasco is
                                                            also a certified public
                                                            accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------- ------------------ ------------ -------------------------------- --------------------
Samuel Boyd, Jr.            Director since     7            Mr. Boyd is Manager of the       Vontobel Funds,
 (61)                       May, 1997                       Customer Services Operations     Inc.--3 Funds; The
                                                            and Accounting Division of the   World Insurance
                                                            Potomac Electric Power Company   Trust--1 Fund
                                                            since August, 1978; and
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March,  1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Boyd is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
William E. Poist            Director since     7            Mr. Poist is a financial and     Vontobel Funds,
(65)                        May, 1997                       tax consultant through his       Inc.--3 Funds; The
                                                            firm Management Consulting for   World Insurance
                                                            Professionals since 1968;        Trust--1 Fund
                                                            Director of Vontobel Funds,
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            Trustee of The World Insurance
                                                            Trust, a registered investment
                                                            company, since May, 2002.  Mr.
                                                            Poist is also a certified
                                                            public accountant.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson           Director since     7            Mr. Dickinson is President of    Vontobel Funds,
(54)                        May, 1997                       Alfred J. Dickinson, Inc.        Inc.--3 Funds; The
                                                            Realtors since April, 1971;      World Insurance
                                                            Director of Vontobel Funds,      Trust--1 Fund
                                                            Inc., a registered investment
                                                            company, since March, 1997;
                                                            and a Trustee of The World
--------------------------- ------------------ ------------ -------------------------------- --------------------

--------------------------- ------------------ ------------ -------------------------------- --------------------
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director (continued):
--------------------------- ------------------ ------------ -------------------------------- --------------------
Paul M. Dickinson                                           Insurance Trust, a registered
(54)                                                        investment company, since May,
                                                            2002.
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers:
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*F. Byron Parker, Jr.       Secretary since    N/A          Mr. Parker is Secretary of CSS   N/A
 (58)                       May, 1997                       and FDCC since 1986; Secretary
                                                            of Vontobel Funds, Inc., a
                                                            registered investment company,
                                                            since March, 1997; Secretary
                                                            of The World Insurance Trust,
                                                            a registered investment
                                                            company, since May, 2002; and
                                                            partner in the law firm Parker
                                                            and McMakin.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Jane H. Williams            Vice President     N/A          Ms. Williams is the President    N/A
3000 Sand Hill Road         of the Company                  of Sand Hill Advisors, Inc.
Suite 150                   and President of                since August, 2000 and was the
Menlo Park, CA  94025       the Sand Hill                   Executive Vice President of
(53)                        Portfolio                       Sand Hill Advisors, since 1982.
                            Manager Fund series since May, 1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Leland H. Faust             President of the   N/A          Mr. Faust is President of CSI    N/A
One Montgomery St.,         CSI Equity Fund                 Capital Management, Inc. since
Suite 2525                  series and the                  1978.  Mr. Faust is also a
San Francisco, CA 94104     CSI Fixed Income                partner in the law firm Taylor
(55)                        Fund series                     & Faust since September, 1975.
                            since October,
                            1997.
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Franklin A. Trice, III     Vice President     N/A          Mr. Trice is President of        N/A
P. O. Box 8535              of the Company                  Virginia Management Investment
Richmond, VA 23226          and President of                Corp. since May, 1998; and a
(38)                        the New Market                  registered representative of
                            Fund series                     FDCC, the Company's
                            since October,                  underwriter since September,
                            1998.                           1998.  Mr. Trice was a broker
                                                            with Scott & Stringfellow from
                                                            March, 1996 to May, 1997 and
                                                            with Craigie, Inc. from March,
                                                            1992 to January, 1996.
=========================== ================== ============ ================================ ====================

=========================== ================== ============ ================================ ====================
Name, Address and Age(1)    Position(s) Held   Number of    Principal Occupation(s) During   Other
                            with Company and   Funds in     the Past 5 Years                 Directorships by
                            Tenure             Company                                       Directors and
                                               Overseen                                      Number of Fund in
                                                                                             the Complex
                                                                                             Overseen
--------------------------- ------------------ ------------ -------------------------------- --------------------
Officers (continued):
-----------------------------------------------------------------------------------------------------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*John T. Connor, Jr.        Vice President     N/A          Mr. Connor is President of       N/A
1185 Avenue of the          of the Company                  Third Millennium Investment
Americas, 32nd Floor        and President of                Advisors, LLC since April
New York, NY 10036          the Third                       1998; and Chairman of ROSGAL
(61)                        Millennium                      Insurance since 1993.
                            Russia Fund
                            series since
                            October, 1998
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
*Steven T. Newby            Vice President     N/A          Mr. Newby is President of        N/A
555 Quince Orchard Rd.,     of the Company                  Newby & Co., a NASD
Suite 610                   and President of                broker/dealer since July,
Gaithersburg, MD 20878      the GenomicsFund                1990; and President of xGENx,
(55)                        series since                    LLC since November, 1999.
                            March, 2000
--------------------------- ------------------ ------------ -------------------------------- --------------------
--------------------------- ------------------ ------------ -------------------------------- --------------------
Derwood S. Chase, Jr.       Vice President     N/A          Mr. Chase is President of        N/A
300 Preston Avenue,         of the Company                  Chase Investment Counsel
Suite 403                   and President of                Corporation and its
Charlottesville, VA 22902   the Chase                       predecessor, since 1957.
(70)                        Mid-Cap Growth
                            Fund since
                            August, 2002
=========================== ================== ============ ================================ ====================


     (1) Unless otherwise indicated, each director or officer may be contacted by writing the director or officer, c/o The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

     (2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns First Dominion Capital Corp., the principal underwriter of the Company; and (3) he owns or controls the Company's various service providers.

     Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.
